UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2017

ROSEHILL RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37712	47-5500436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16200 Park Row, Suite 300

Houston, Texas, 77084

(Address of principal executive offices, including zip code)

(281) 675-3400

(Registrants’ telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☒	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Introductory Note

On April 27, 2017 (the “Closing Date”), Rosehill Resources Inc. (formerly known as “KLR Energy Acquisition Corp.”) (the “Company” or “KLRE”) consummated the previously announced business combination (the “Business Combination”) pursuant to that certain Business Combination Agreement (the “Business Combination Agreement”) dated as of December 20, 2016 by and between KLRE and Tema Oil and Gas Company (“Tema”). Subject to the terms of the Business Combination Agreement and the adjustments set forth therein, we acquired a portion of the equity of Rosehill Operating Company, LLC (“Rosehill Operating”), a wholly-owned subsidiary of Tema, to which Tema contributed and transferred a portion of its assets and liabilities, for (i) the contribution to Rosehill Operating by us of $35.0 million in cash (the “Cash Consideration”) and for the issuance to Rosehill Operating by us of 29,807,692 shares of our newly created Class B common stock (subject to certain adjustments as set out in the Business Combination Agreement) (which cash and shares of Class B common stock were immediately distributed by Rosehill Operating to Tema), (ii) the assumption by Rosehill Operating of $55.0 million in Tema indebtedness (the “Tema Liabilities”) and (iii) the contribution to Rosehill Operating by us of the remaining cash proceeds of our initial public offering (“IPO”). In connection with the closing of the Business Combination, (a) we issued to Rosehill Operating 4,000,000 warrants exercisable for shares of Class A common stock (the “Tema warrants”) in exchange for 4,000,000 warrants exercisable for Rosehill Operating Common Units (such class of warrants, the “Rosehill warrants”) and (b) the Tema warrants and the Cash Consideration were immediately distributed to Tema. In addition, we contributed proceeds from the issuance of 75,000 shares of 8% Series A preferred stock, common stock and 5,000,000 warrants of the Company (the “PIPE Investment”) concurrent with the Business Combination to Rosehill Operating in exchange for Rosehill Operating Series A preferred units and additional Rosehill warrants. The material provisions of the Business Combination Agreement, the Business Combination and transactions related thereto are described in KLRE’s Proxy Statement dated April 12, 2017 (the “Proxy Statement”) relating to the special meeting of KLRE’s stockholders held on April 26, 2017 (the “Special Meeting”), which is incorporated by reference herein.

In connection with the closing of the Business Combination (the “Closing”), the Company changed its name from “KLR Energy Acquisition Corp.” to “Rosehill Resources Inc.” Unless the context otherwise requires, when used in this Current Report on Form 8-K,“KLRE” refers to the registrant prior to the Closing, and “we,” “us,” “our” and the “Company” refer to the registrant and its subsidiaries following the Closing.

On May 3, 2017, the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the closing of the Business Combination and related matters in Items 1.01, 1.02, 2.01, 2.02, 2.03, 3.02, 3.03, 4.01 and 9.01of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Form 8-K to include additional matters related to the closing of the Business Combination under Items 5.01, 5.02, 5.03, 5.05 and 5.06.

Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Original Form 8-K.

Item 5.01.	Changes in Control of Registrant.

To the extent required, the information set forth under “Introductory Note” and “Item 2.01. Completion of Acquisition or Disposition of Assets” of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under “Item 2.01. Completion of Acquisition or Disposition of Assets—Directors and Executive Officers,” “— Executive Compensation” and “—Director Compensation” of this Current Report on Form 8-K is incorporated herein by reference.

On April 27, 2017, each of Gary C. Hanna, Edward Kovalik and Gregory R. Dow, the Chief Executive Officer, President and Chief Operating Officer and Secretary, respectively, of the Company, notified the Company that he would resign from such position concurrent with the closing of the Business Combination. The resignations of each of Messrs. Hanna, Kovalik and Dow did not involve any disagreement with the Company, the Company’s management or the board of directors of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Charter and Bylaws

On the Closing Date, KLRE’s Certificate of Incorporation and Bylaws were amended and restated (as amended and restated, the “Charter” and “Bylaws”) to, among other things:

•	authorize the establishment of the Class B common stock as a new class of capital stock of the Company;

•	authorize additional shares of capital stock; and

•	eliminate certain provisions specific to our status as a blank check company.

A copy of the Charter and Bylaws are filed with this Current Report on Form 8-K as Exhibits 3.1 and 3.3 and are incorporated herein by reference, and the foregoing description of the Charter and Bylaws is qualified in its entirety by reference thereto.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On April 27, 2017, the board of directors of the Company adopted a new Code of Financial Ethics to replace entirely its prior Code of Ethics. The new code generally addresses the same matters as the former code. A copy of the Financial Code of Ethics is attached hereto as Exhibit 14.1 and is incorporated herein by reference.

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of an initial business combination as required by KLRE’s Amended and Restated Charter, the Company ceased to be a shell company as of the Closing Date. The material terms of the Business Combination are described in the Proxy Statement in the section entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 104, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1*	Second Amended and Restated Certificate of Incorporation of Rosehill Resources Inc.

3.2*	Certificate of Designation of Series A Preferred Stock of Rosehill Resources Inc.

3.3*	Amended and Restated Bylaws of Rosehill Resources Inc.

4.1	Warrant Agreement, dated March 10, 2016, by and between KLRE and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to KLRE’s Current Report on Form 8-K filed with the SEC on March 16, 2016).

10.1*	Tax Receivable Agreement, dated as of April 27, 2017, by and between KLRE and Tema.

10.2*	Form of Indemnification Agreement.

10.3*	First Amended and Restated Limited Liability Company Agreement of Rosehill Operating dated as of April 27, 2017.

10.4*	Rosehill Resources Inc. 2017 Long Term Incentive Plan.

10.5*	Form of Employment Agreement.

10.6*	Crude Oil Gathering Agreement, dated April 27, 2017, by and between Rosehill Operating Company, LLC and Gateway Gathering and Marketing Company.

10.7*	Gas Gathering Agreement, dated April 27, 2017, by and between Rosehill Operating Company, LLC and Gateway Gathering and Marketing Company.

10.8*	Credit Agreement, dated as of April 27, 2017, among Rosehill Operating Company, LLC, PNC Bank, National Association and PNC Capital Markets LLC.

10.9*	Form of Restricted Stock Grant Notice and Agreement for Non-Employee Directors.

14.1*	Financial Code of Ethics.

16.1*	Letter from Marcum LLP.

21.1*	Subsidiaries of the Registrant.

99.1*	Unaudited pro forma condensed consolidated financial information of KLRE as of and for the three year ended December 31, 2016.

*	Previously filed with the Company’s Current Report on Form 8-K filed on May 3, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSEHILL RESOURCES INC.

Date: May 3, 2017	By:	/s/ J. A. Townsend
	Name:	J. A. Townsend
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1*	Second Amended and Restated Certificate of Incorporation of Rosehill Resources Inc.

3.2*	Certificate of Designation of Series A Preferred Stock of Rosehill Resources Inc.

3.3*	Amended and Restated Bylaws of Rosehill Resources Inc.

4.1	Warrant Agreement, dated March 10, 2016, by and between KLRE and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to KLRE’s Current Report on Form 8-K filed with the SEC on March 16, 2016).

10.1*	Tax Receivable Agreement, dated as of April 27, 2017, by and between KLRE and Tema.

10.2*	Form of Indemnification Agreement.

10.3*	First Amended and Restated Limited Liability Company Agreement of Rosehill Operating dated as of April 27, 2017.

10.4*	Rosehill Resources Inc. 2017 Long Term Incentive Plan.

10.5*	Form of Employment Agreement.

10.6*	Crude Oil Gathering Agreement, dated April 27, 2017, by and between Rosehill Operating Company, LLC and Gateway Gathering and Marketing Company.

10.7*	Gas Gathering Agreement, dated April 27, 2017, by and between Rosehill Operating Company, LLC and Gateway Gathering and Marketing Company.

10.8*	Credit Agreement, dated as of April 27, 2017, among Rosehill Operating Company, LLC, PNC Bank, National Association and PNC Capital Markets LLC.

10.9*	Form of Restricted Stock Grant Notice and Agreement for Non-Employee Directors.

14.1*	Financial Code of Ethics.

16.1*	Letter from Marcum LLP.

21.1*	Subsidiaries of the Registrant.

99.1*	Unaudited pro forma condensed consolidated financial information of KLRE as of and for the three year ended December 31, 2016.

*	Previously filed with the Company’s Current Report on Form 8-K filed on May 3, 2017.